UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54817	20-5451302
(Commission File Number)	(I.R.S. Employer Identification No.)

3700 State Street, Suite 350, Santa Barbara, California	93105
(Address of principal executive offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

______________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 16, 2017, Digital Locations, Inc., a Nevada corporation formerly known as Carbon Sciences, Inc. (the “Company”) amended its articles of incorporation in order to change the name of the Company from Carbon Sciences, Inc. to Digital Locations, Inc. A copy of the Certificate of Amendment to Articles of Incorporation is attached to this Report as Exhibit 3.1.

Effective November 21, 2017, the Company’s trading symbol is now “DLOC.” The Company has also launched a new corporate website at www.digitallocations.com.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Articles of Incorporation of Carbon Sciences, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL LOCATIONS, INC. (Registrant)

Date: November 21, 2017	By:	/s/ William E. Beifuss, Jr.
William E. Beifuss, Jr.
President

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